                                                                    EXHIBIT 99.6

Unaudited Pro Forma Combined Condensed Financial Statements
--------------------------------------------------------------------------------

The following unaudited pro forma financial statements give effect to the merger using the pooling-of-interests method of accounting. These financial statements include certain reclassifications to conform to the presentation to be used by Bell Atlantic following the merger, and certain pro forma adjustments that conform the companies' methods of accounting, as described in the accompanying notes. These pro forma financial statements have been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes of Bell Atlantic and NYNEX.

  This pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the merger been consummated at the dates indicated, nor is it necessarily indicative of future operating results or financial position of Bell Atlantic following the merger.

  The pro forma balance sheets give effect to the merger by combining the balance sheets of Bell Atlantic and NYNEX at June 30, 1997 and December 31, 1996, 1995 and 1994. The pro forma statements of income give effect to the merger as if it had occurred at the beginning of the earliest period presented, combining the results of Bell Atlantic and NYNEX for each year in the three year period ended December 31, 1996; for the three month periods ended March 31, 1997 and 1996, June 30, 1997 and 1996, September 30, 1996 and December 31, 1996; and for the six month periods ended June 30, 1997 and 1996.

Merger-Related Costs

As a result of the merger, it is expected that Bell Atlantic will incur direct incremental merger-related costs of approximately $200 million (pretax) and merger-related employee severance costs of approximately $200 million to $300 million (pretax). These costs will be recorded in results of operations in the third quarter of 1997.

  The direct incremental merger-related costs are comprised of the following amounts:


                                                  (Dollars in Millions)
                                                  ---------------------
     Professional services                                       $ 72.0
     Compensation arrangements                                     57.0
     Shareowner-related costs                                      19.0
     Registration and other regulatory costs                       25.0
     Taxes and other                                               27.0
                                                                 ------
                                                                 $200.0

  Unpaid direct incremental merger-related costs have been reflected as an increase to accounts payable and accrued liabilities with a deferred tax benefit included in other assets on the pro forma balance sheets. On an after-tax basis, these costs ($184.6 million) have been reflected as a reduction in reinvested earnings.

  The following pro forma financial statements do not reflect the merger-related employee severance costs or any of the anticipated recurring expense savings. Other estimated merger-related transition and integration costs, as disclosed in the Joint Proxy Statement/Prospectus and in the Management's Discussion and Analysis contained in Bell Atlantic's 1996 Annual Report and in its Form 10-Q for the quarterly period ended March 31, 1997, are now under review, and have also not been considered. All merger-related estimates will be reflected in a further amendment to this Form 8-K, to be filed as soon as practicable, but not later than 75 days after the date of consummation of the merger.

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                       Three Months ended March 31, 1997
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Operating revenues
  Local services                                               $   1,627.8    $     1,496.3    $     (13.8)[3a]      $   3,110.3
  Network access services                                            941.7            917.1                              1,858.8
  Long distance services                                             234.1            335.9                                570.0
  Ancillary services                                                 170.7            285.0                                455.7
  Directory and information services                                 225.4            305.5                                530.9
  Wireless services                                                      -             52.7          721.4 [3a]            774.1
  Other services                                                     101.8             21.4           (6.5)[3a]            116.7
---------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                         3,301.5          3,413.9          701.1               7,416.5
---------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   1,447.1            954.5          102.8 [3a]
                                                                                                     (34.3)[3b]          2,470.1
  Depreciation and amortization                                      614.1            671.4           94.4 [3a]
                                                                                                      (2.9)[3b]
                                                                                                      (5.7)[3g]          1,371.3
  Taxes other than income                                            215.2            163.6           16.2 [3a]            395.0
  Other operating expenses                                           616.4            734.8          346.8 [3a]
                                                                                                      10.5 [3f]
                                                                                                      13.1 [3g]          1,721.6
---------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                         2,892.8          2,524.3          540.9               5,958.0
---------------------------------------------------------------------------------------------------------------------------------
Operating income                                                     408.7            889.6          160.2               1,458.5
Income (loss) from unconsolidated businesses                          40.9             47.6         (123.2)[3a]            (34.7)
Other income and expense, net                                        (12.9)            31.0          (13.4)[3a]
                                                                                                       4.9 [3g]              9.6
Interest expense                                                     202.5            137.5          (10.5)[3f]            329.5
Provision for income taxes                                            74.6            315.1            1.6 [3a]
                                                                                                      14.4 [3h]            405.7
---------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                    159.6            515.6           23.0                 698.2
---------------------------------------------------------------------------------------------------------------------------------
Net income                                                     $     159.6    $       515.6    $      23.0           $     698.2
================================================================================================================================

Income from continuing operations per common share             $      0.36    $        1.17                          $      0.90
Net income per common share                                    $      0.36    $        1.17                          $      0.90

Weighted average number of common shares                             440.1            439.9         (102.1)[2]
  outstanding (in millions)                                                                           (2.1)[3i]            775.8

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                       Three Months ended March 31, 1996
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Operating revenues
  Local services                                               $   1,669.0    $     1,412.6    $     (13.5)[3a]      $  3,068.1
  Network access services                                            863.7            877.9                             1,741.6
  Long distance services                                             274.5            369.6                               644.1
  Ancillary services                                                 138.5            237.5                               376.0
  Directory and information services                                 227.2            298.5                               525.7
  Wireless services                                                      -              0.3          592.1 [3a]           592.4
  Other services                                                      81.1             23.7           (8.7)[3a]            96.1
--------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                         3,254.0          3,220.1          569.9              7,044.0
--------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   1,197.3            982.4           84.7 [3a]
                                                                                                     (20.6)[3b]         2,243.8
  Depreciation and amortization                                      640.3            628.9           76.5 [3a]
                                                                                                      (2.1)[3b]
                                                                                                      (3.3)[3g]         1,340.3
  Taxes other than income                                            193.7            156.9           12.6 [3a]           363.2
  Other operating expenses                                           797.7            657.7          282.5 [3a]
                                                                                                       8.1 [3f]
                                                                                                       4.5 [3g]         1,750.5
--------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                         2,829.0          2,425.9          442.9              5,697.8
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                     425.0            794.2          127.0              1,346.2
Income from unconsolidated businesses                                 69.0             71.6         (109.7)[3a]            30.9
Other income and expense, net                                          1.4              3.7           (6.8)[3a]            (1.7)
Interest expense                                                     165.1            120.8           (8.1)[3f]           277.8
Provision for income taxes                                           116.5            284.0            0.6 [3a]
                                                                                                       6.5 [3h]           407.6
--------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                    213.8            464.7           11.5                690.0
Cumulative effect of change in accounting principle
    Directory publishing, net of tax                                 131.0            142.1              -                273.1
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                     $     344.8    $       606.8    $      11.5           $    963.1
================================================================================================================================

Income from continuing operations per common share             $      0.49    $        1.06                          $     0.90
Net income per common share                                    $      0.79    $        1.38                          $     1.25

Weighted average number of common shares                             434.5            440.2         (100.8)[2]
  outstanding (in millions)                                                                           (2.5)[3i]           771.4

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                       Three Months ended June 30, 1997
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        --------
Operating revenues
  Local services                                               $   1,788.3    $     1,566.6    $     (12.9)[3a]      $  3,342.0
  Network access services                                            944.3            908.5                             1,852.8
  Long distance services                                             233.2            328.2                               561.4
  Ancillary services                                                 137.0            304.2                               441.2
  Directory and information services                                 357.3            265.1                               622.4
  Wireless services                                                      -             51.8          771.8 [3a]           823.6
  Other services                                                      53.5             16.4           (5.5)[3a]            64.4
--------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                         3,513.6          3,440.8          753.4              7,707.8
--------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   1,102.3            963.1          107.6 [3a]
                                                                                                     (24.0)[3b]         2,149.0
  Depreciation and amortization                                      582.6            685.0          104.5 [3a]
                                                                                                      (0.2)[3b]
                                                                                                      (8.1)[3g]         1,363.8
  Taxes other than income                                            210.6            154.9           16.7 [3a]           382.2
  Other operating expenses                                           858.4            744.3          345.6 [3a]
                                                                                                      10.6 [3f]
                                                                                                       6.0 [3g]         1,964.9
--------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                         2,753.9          2,547.3          558.7              5,859.9
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                     759.7            893.5          194.7              1,847.9
Income (loss) from unconsolidated businesses                          23.4             59.3         (163.4)[3a]           (80.7)
Other income and expense, net                                         (8.6)             1.8           (8.0)[3a]
                                                                                                      (1.3)[3g]           (16.1)
Interest expense                                                     167.1            131.4            3.2 [3a]
                                                                                                     (10.6)[3f]           291.1
Provision for income taxes                                           226.9            324.3            1.8 [3a]
                                                                                                      10.2 [3h]           563.2
--------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                    380.5            498.9           17.4                896.8
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                     $     380.5    $       498.9    $      17.4           $    896.8
================================================================================================================================

Income from continuing operations per common share             $      0.86    $        1.14                          $     1.16
Net income per common share                                    $      0.86    $        1.14                          $     1.16

Weighted average number of common shares                             440.5            439.5         (102.2)[2]
  outstanding (in millions)                                                                           (2.0)[3i]           775.8

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                       Three Months ended June 30, 1996
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Operating revenues
  Local services                                               $   1,674.2    $     1,455.1    $     (17.0)[3a]      $  3,112.3
  Network access services                                            915.7            867.8                             1,783.5
  Long distance services                                             263.6            350.1                               613.7
  Ancillary services                                                 179.3            268.2                               447.5
  Directory and information services                                 333.0            252.9                               585.9
  Wireless services                                                      -              0.8          685.3 [3a]           686.1
  Other services                                                      80.1             28.7           (8.4)[3a]           100.4
--------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                         3,445.9          3,223.6          659.9              7,329.4
--------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   1,113.9            981.8           92.5 [3a]
                                                                                                     (21.3)[3b]         2,166.9
  Depreciation and amortization                                      639.8            638.8           81.1 [3a]
                                                                                                      (0.2)[3b]
                                                                                                      (3.5)[3g]         1,356.0
  Taxes other than income                                            210.0            155.2           13.3 [3a]           378.5
  Other operating expenses                                           788.4            701.4          320.8 [3a]
                                                                                                       8.8 [3f]
                                                                                                       9.4 [3g]         1,828.8
--------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                         2,752.1          2,477.2          500.9              5,730.2
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                     693.8            746.4          159.0              1,599.2
Income from unconsolidated businesses                                 49.5             94.3         (137.7)[3a]             6.1
Other income and expense, net                                        (17.8)             3.9          (14.8)[3a]           (28.7)
Interest expense                                                     156.4            119.8            1.4 [3a]
                                                                                                      (8.8)[3f]           268.8
Provision for income taxes                                           211.1            261.1            1.2 [3a]
                                                                                                       4.6 [3h]           478.0
--------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                    358.0            463.7            8.1                829.8
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                     $     358.0    $       463.7    $       8.1           $    829.8
================================================================================================================================

Income from continuing operations per common share             $      0.82    $        1.05                          $     1.07
Net Income per common share                                    $      0.82    $        1.05                          $     1.07

Weighted average number of common shares                             437.4            439.6         (101.5)[2]
  outstanding (in millions)                                                                           (1.8)[3i]           773.7

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                     Three Months ended September 30, 1996
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Operating revenues
  Local services                                               $   1,695.7    $     1,472.2    $     (16.5)[3a]      $  3,151.4
  Network access services                                            935.6            886.9                             1,822.5
  Long distance services                                             274.0            340.2                               614.2
  Ancillary services                                                 163.9            281.0                               444.9
  Directory and information services                                 262.6            256.8                               519.4
  Wireless services                                                      -              1.1          708.6 [3a]           709.7
  Other services                                                      92.0             28.4           (5.9)[3a]           114.5
--------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                         3,423.8          3,266.6          686.2              7,376.6
--------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   1,089.5          1,018.9           98.7 [3a]
                                                                                                     (25.5)[3b]         2,181.6
  Depreciation and amortization                                      611.3            649.1           75.1 [3a]
                                                                                                      (0.2)[3b]
                                                                                                      (3.8)[3g]         1,331.5
  Taxes other than income                                            214.9            163.1           12.6 [3a]           390.6
  Other operating expenses                                           767.3            681.8          342.6 [3a]
                                                                                                       8.8 [3f]
                                                                                                       5.2 [3g]         1,805.7
--------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                         2,683.0          2,512.9          513.5              5,709.4
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                     740.8            753.7          172.7              1,667.2
Income from unconsolidated businesses                                 49.8            105.8         (140.7)[3a]            14.9
Other income and expense, net                                        (10.3)            (3.7)         (21.0)[3a]           (35.0)
Interest expense                                                     155.3            119.9           (8.8)[3f]           266.4
Provision for income taxes                                           230.5            270.5            1.1 [3a]
                                                                                                       6.8 [3h]           508.9
--------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                    394.5            465.4           11.9                871.8
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                     $     394.5    $       465.4    $      11.9           $    871.8
================================================================================================================================

Income from continuing operations per common share             $      0.90    $        1.06                          $     1.13
Net Income per common share                                    $      0.90    $        1.06                          $     1.13

Weighted average number of common shares                             439.0            439.1         (101.9)[2]
  outstanding (in millions)                                                                           (1.3)[3i]           774.9

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
               Pro Forma Combined Condensed Statement of Income
                     Three Months ended December 31, 1996
                                  (Unaudited)

                (Dollars in millions, except per share amounts)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Operating revenues
  Local services                                               $   1,766.7    $     1,475.5    $     (14.9)[3a]      $  3,227.3
  Network access services                                            940.8            824.2                             1,765.0
  Long distance services                                             172.7            328.9                               501.6
  Ancillary services                                                 165.4            304.2                               469.6
  Directory and information services                                 179.0            414.3                               593.3
  Wireless services                                                      -              1.0          724.4 [3a]           725.4
  Other services                                                     105.9             23.3           (6.2)[3a]           123.0
--------------------------------------------------------------------------------------------------------------------------------
  Total operating revenues                                         3,330.5          3,371.4          703.3              7,405.2
--------------------------------------------------------------------------------------------------------------------------------

Operating expenses
  Employee costs                                                   1,099.6            938.5          101.4 [3a]
                                                                                                     (27.9)[3b]         2,111.6
  Depreciation and amortization                                      607.9            677.8           70.0 [3a]
                                                                                                      (0.2)[3b]
                                                                                                      (4.3)[3g]         1,351.2
  Taxes other than income                                            197.2            155.8           14.6 [3a]           367.6
  Other operating expenses                                           724.2            996.7          366.2 [3a]
                                                                                                       8.2 [3f]
                                                                                                      13.5 [3g]         2,108.8
--------------------------------------------------------------------------------------------------------------------------------
  Total operating expenses                                         2,628.9          2,768.8          541.5              5,939.2
--------------------------------------------------------------------------------------------------------------------------------
Operating income                                                     701.6            602.6          161.8              1,466.0
Income (loss) from unconsolidated businesses                          41.1             56.2         (135.0)[3a]           (37.7)
Other income and expense, net                                        (20.0)            (0.2)         (14.0)[3a]           (34.2)
Interest expense                                                     159.8            117.4           (8.2)[3f]           269.0
Provision for income taxes                                           183.2            195.6            2.3 [3a]
                                                                                                       6.7 [3h]           387.8
--------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                    379.7            345.6           12.0                737.3
--------------------------------------------------------------------------------------------------------------------------------
Net income                                                     $     379.7    $       345.6    $      12.0           $    737.3
================================================================================================================================

Income from continuing operations per common share             $      0.86    $        0.79                          $     0.95
Net Income per common share                                    $      0.86    $        0.79                          $     0.95

Weighted average number of common shares                             439.9            439.4         (102.1)[2]
  outstanding (in millions)                                                                           (1.6)[3i]           775.6

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
                  Pro Forma Combined Condensed Balance Sheet
                               December 31, 1996
                                  (Unaudited)

                             (Dollars in millions)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Assets
  Current assets
    Cash and cash equivalents                                  $      81.6    $       152.5    $      15.3 [3a]      $    249.4
    Short-term investments                                            28.8            271.7              -                300.5
    Accounts receivable, net                                       3,003.6          2,846.8          329.3 [3a]
                                                                                                     (10.8)[3g]         6,168.9
    Inventories                                                      243.7            148.7           83.1 [3a]
                                                                                                       2.9 [3g]           478.4
    Prepaid expenses                                                 294.7            402.0           19.6 [3a]           716.3
    Other                                                            303.7            126.3           63.9 [3a]
                                                                                                     (51.3)[3d]
                                                                                                      (4.8)[3g]
                                                                                                      33.9 [3h]           471.7
--------------------------------------------------------------------------------------------------------------------------------
  Total current assets                                             3,956.1          3,948.0          481.1              8,385.2
--------------------------------------------------------------------------------------------------------------------------------
  Plant, property and equipment                                   37,317.3         34,758.4        3,786.0 [3a]
                                                                                                     (39.8)[3b]
                                                                                                    (142.4)[3g]        75,679.5
    Less accumulated depreciation                                 19,642.3         18,842.7        1,137.7 [3a]
                                                                                                      (7.0)[3b]
                                                                                                     (71.0)[3g]        39,544.7
--------------------------------------------------------------------------------------------------------------------------------
                                                                  17,675.0         15,915.7        2,544.1             36,134.8
  Investments in unconsolidated businesses                         3,880.3          3,766.8       (2,724.9)[3a]         4,922.2
  Other assets                                                     2,147.7          1,225.7          518.3 [3a]
                                                                                                      (8.7)[3g]         3,883.0
--------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                 $  27,659.1    $    24,856.2    $     809.9           $ 53,325.2
================================================================================================================================

Liabilities and Shareowners' Investment
  Current liabilities
    Debt maturing within one year                              $     327.9    $     2,137.3    $     419.0 [3a]      $  2,884.2
    Accounts payable and accrued liabilities                       2,698.7          2,902.7          336.8 [3a]
                                                                                                     148.7 [3d]
                                                                                                      36.4 [3g]         6,123.3
    Other                                                            768.2            662.8           60.1 [3a]         1,491.1
--------------------------------------------------------------------------------------------------------------------------------
  Total current liabilities                                        3,794.8          5,702.8        1,001.0             10,498.6
--------------------------------------------------------------------------------------------------------------------------------
  Long-term debt                                                   9,325.8          5,960.2              -             15,286.0
  Employee benefit obligations                                     3,531.5          3,887.4            0.1 [3a]
                                                                                                   2,169.0 [3b]         9,588.0
  Deferred credits and other liabilities
    Deferred income taxes                                          1,460.5          1,229.9         (843.5)[3h]         1,846.9
    Unamortized investment tax credits                               165.8            123.0              -                288.8
    Other                                                            501.6            364.0            0.3 [3a]           865.9

  Minority interest, including a portion subject
    to redemption requirements                                     1,819.8             21.1          173.3 [3a]         2,014.2
  Preferred stock of subsidiary                                          -            145.0              -                145.0

  Shareowners' investment
    Common stock                                                     455.0            437.8         (814.1)[3c]            78.7
    Contributed capital                                            6,913.4          5,510.9          802.6 [3c]
                                                                                                      68.1 [3e]        13,295.0
    Reinvested earnings                                              471.7          2,381.9          (23.0)[3a]
                                                                                                  (1,401.5)[3b]
                                                                                                    (184.6)[3d]
                                                                                                     (68.1)[3e]
                                                                                                     (81.2)[3g]         1,095.2
    Foreign currency translation adjustment                          139.1           (458.5)             -               (319.4)
--------------------------------------------------------------------------------------------------------------------------------
                                                                   7,979.2          7,872.1       (1,701.8)            14,149.5
    Less common stock in treasury, at cost                           597.2              3.6          (11.5)[3c]           589.3
    Less deferred compensation-employee stock ownership plans        322.7            445.7              -                768.4
--------------------------------------------------------------------------------------------------------------------------------
  Total shareowners' investment                                    7,059.3          7,422.8       (1,690.3)            12,791.8
--------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareowners' investment                $  27,659.1    $    24,856.2    $     809.9           $ 53,325.2
================================================================================================================================

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
                  Pro Forma Combined Condensed Balance Sheet
                               December 31, 1995
                                  (Unaudited)

                             (Dollars in millions)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Assets
  Current assets
    Cash and cash equivalents                                  $      93.2    $       356.8    $      12.9 [3a]      $    462.9
    Short-term investments                                            10.9                -              -                 10.9
    Accounts receivable, net                                       2,631.2          2,386.0          225.1 [3a]
                                                                                                     (10.8)[3g]         5,231.5
    Inventories                                                      141.3            132.8           85.4 [3a]
                                                                                                       2.9 [3g]           362.4
    Prepaid expenses                                                 360.2            611.7           32.0 [3a]         1,003.9
    Other                                                            444.3            385.4           43.8 [3a]
                                                                                                      (0.6)[3g]
                                                                                                      33.9 [3h]           906.8
--------------------------------------------------------------------------------------------------------------------------------
    Total current assets                                           3,681.1          3,872.7          424.6              7,978.4
--------------------------------------------------------------------------------------------------------------------------------
    Plant, property and equipment                                 35,734.6         33,553.8        2,894.1 [3a]
                                                                                                     (29.0)[3b]
                                                                                                    (119.5)[3g]        72,034.0
     Less accumulated depreciation                                18,679.3         17,632.5          913.0 [3a]
                                                                                                      (4.3)[3b]
                                                                                                     (56.3)[3g]        37,164.2
--------------------------------------------------------------------------------------------------------------------------------
                                                                  17,055.3         15,921.3        1,893.2             34,869.8
    Investments in unconsolidated businesses                       3,279.9          3,007.7       (2,136.1)[3a]         4,151.5
    Other assets                                                   1,879.6          1,355.1          407.5 [3a]
                                                                                                      (3.4)[3g]         3,638.8
--------------------------------------------------------------------------------------------------------------------------------
    Total assets                                               $  25,895.9    $    24,156.8    $     585.8           $ 50,638.5
================================================================================================================================

Liabilities and Shareowners' Investment
  Current liabilities
    Debt maturing within one year                              $     506.6    $     1,930.2    $     186.0 [3a]      $  2,622.8
    Accounts payable and accrued liabilities                       2,625.1          2,723.5          311.2 [3a]
                                                                                                     200.0 [3d]
                                                                                                      36.4 [3g]         5,896.2
    Other                                                            825.5            719.3           52.0 [3a]         1,596.8
--------------------------------------------------------------------------------------------------------------------------------
  Total current liabilities                                        3,957.2          5,373.0          785.6             10,115.8
--------------------------------------------------------------------------------------------------------------------------------
  Long-term debt                                                   9,336.9          6,407.2              -             15,744.1
  Employee benefit obligations                                     3,271.1          3,841.3            0.9 [3a]
                                                                                                   2,275.1 [3b]         9,388.4
  Deferred credits and other liabilities
    Deferred income taxes                                          1,332.4          1,213.9         (868.5)[3h]         1,677.8
    Unamortized investment tax credits                               198.8            147.3              -                346.1
    Other                                                            642.9            327.8            0.5 [3a]           971.2

  Minority interest, including a portion subject
    to redemption requirements                                     1,077.4             17.7          126.0 [3a]         1,221.1
  Preferred stock of subsidiary                                          -            145.0              -                145.0

  Shareowners' investment
    Common stock                                                     447.2            437.8         (807.8)[3c]            77.2
    Contributed capital                                            6,566.9          5,506.4          311.5 [3c]
                                                                                                      68.1 [3e]        12,452.9
    Reinvested earnings                                               25.4          1,776.5          (15.4)[3a]
                                                                                                  (1,463.9)[3b]
                                                                                                    (184.6)[3d]
                                                                                                     (68.1)[3e]
                                                                                                     (69.9)[3g]               -
    Foreign currency translation adjustment                          (25.4)          (515.9)             -               (541.3)
--------------------------------------------------------------------------------------------------------------------------------
                                                                   7,014.1          7,204.8       (2,230.1)            11,988.8
    Less common stock in treasury, at cost                           591.1              3.1         (496.3)[3c]            97.9
    Less deferred compensation-employee stock ownership plans        343.8            518.1              -                861.9
--------------------------------------------------------------------------------------------------------------------------------
  Total shareowners' investment                                    6,079.2          6,683.6       (1,733.8)            11,029.0
--------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareowners' investment                $  25,895.9    $    24,156.8    $     585.8           $ 50,638.5
================================================================================================================================

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                             Financial Statements

                           Bell Atlantic Corporation
                  Pro Forma Combined Condensed Balance Sheet
                               December 31, 1994
                                  (Unaudited)

                             (Dollars in millions)


                                                                Historical      Historical           Pro Forma         Pro Forma
                                                                  NYNEX       Bell Atlantic         Adjustments        Combined
                                                                ----------    -------------         -----------        ---------
Assets
  Current assets
    Cash and cash equivalents                                  $     137.5    $       142.9    $         -           $    280.4
    Short-term investments                                             7.0                -              -                  7.0
    Accounts receivable, net                                       2,497.9          2,328.1          (10.8)[3g]         4,815.2
    Inventories                                                      173.3            274.6            2.9 [3g]           450.8
    Prepaid expenses                                                 361.2            545.5              -                906.7
    Other                                                            620.0            492.2           33.9 [3h]         1,146.1
--------------------------------------------------------------------------------------------------------------------------------
  Total current assets                                             3,796.9          3,783.3           26.0              7,606.2
--------------------------------------------------------------------------------------------------------------------------------
  Plant, property and equipment                                   35,467.1         33,745.8          (19.7)[3b]
                                                                                                     (82.8)[3g]        69,110.4
    Less accumulated depreciation                                 14,843.7         16,807.7           (2.2)[3b]
                                                                                                     (44.6)[3g]        31,604.6
--------------------------------------------------------------------------------------------------------------------------------
                                                                  20,623.4         16,938.1          (55.7)            37,505.8
  Investments in unconsolidated businesses                         1,999.4          1,576.8           (7.9)[3a]         3,568.3
  Other assets                                                     3,381.7          1,973.6              -              5,355.3
--------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                 $  29,801.4    $    24,271.8    $     (37.6)          $ 54,035.6
================================================================================================================================

Liabilities and Shareowners' Investment
  Current liabilities
    Debt maturing within one year                              $   2,128.8    $     2,087.6    $         -           $  4,216.4
    Accounts payable and accrued liabilities                       2,385.0          2,737.4          200.0 [3d]
                                                                                                      36.4 [3g]         5,358.8
    Other                                                          1,302.3            751.7              -              2,054.0
--------------------------------------------------------------------------------------------------------------------------------
  Total current liabilities                                        5,816.1          5,576.7          236.4             11,629.2
--------------------------------------------------------------------------------------------------------------------------------
  Long-term debt                                                   7,784.5          6,805.7              -             14,590.2
  Employee benefit obligations                                     2,799.8          3,773.8        2,406.6 [3b]         8,980.2
  Deferred credits and other liabilities
    Deferred income taxes                                          3,099.2          1,305.7         (896.8)[3h]         3,508.1
    Unamortized investment tax credits                               304.4            176.7              -                481.1
    Other                                                            848.8            386.1              -              1,234.9
  Minority interest, including a portion subject
    to redemption requirements                                       567.2             80.8              -                648.0
  Preferred stock of subsidiary                                          -             85.0              -                 85.0

  Shareowners' investment
    Common stock                                                     439.7            436.4         (799.9)[3c]            76.2
    Common stock issuable                                                -              0.1              -                  0.1
    Contributed capital                                            6,942.0          5,428.4          155.6 [3c]        12,526.0
    Reinvested earnings                                            2,205.0          1,144.4           (4.9)[3a]
                                                                                                  (1,542.9)[3b]
                                                                                                    (184.6)[3d]
                                                                                                     (51.4)[3g]         1,565.6
    Foreign currency translation adjustment                            3.2           (330.8)             -               (327.6)
--------------------------------------------------------------------------------------------------------------------------------
                                                                   9,589.9          6,678.5       (2,428.1)            13,840.3
    Less common stock in treasury, at cost                           644.3             11.0         (644.3)[3c]            11.0
    Less deferred compensation-employee stock ownership plans        364.2            586.2              -                950.4
--------------------------------------------------------------------------------------------------------------------------------
  Total shareowners' investment                                    8,581.4          6,081.3       (1,783.8)            12,878.9
--------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareowners' investment                $  29,801.4    $    24,271.8    $     (37.6)          $ 54,035.6
================================================================================================================================

       See accompanying Notes to Unaudited Pro Forma Combined Condensed
                              Financial Statements

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

Note 1 -- Reclassifications

    Certain reclassifications have been made to the unaudited historical financial statements to conform to the presentation to be used by Bell Atlantic following the merger.

Note 2 -- Exchange Ratio

    Under the Merger Agreement, each outstanding share of NYNEX Common Stock is converted into 0.768 shares of Bell Atlantic Common Stock. This exchange ratio was used in computing share and per share amounts in the accompanying unaudited pro forma combined condensed financial statements.

Note 3 -- Pro Forma Adjustments

(a) A pro forma adjustment has been made to record conforming accounting adjustments and to consolidate the accounts of cellular operations that are jointly controlled by NYNEX and Bell Atlantic and which were accounted for by both companies using the equity method beginning July 1, 1995.

(b) A pro forma adjustment has been made to reflect the adoption by NYNEX of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," effective January 1, 1993, by electing the immediate recognition of the transition obligation, to conform to the method used by Bell Atlantic. In its historical consolidated financial statements, NYNEX has amortized the transition obligation for retired employees and active employees over a 20-year period.

(c) Pro forma adjustments have been made to reflect the issuance of shares in the exchange ratio stated in Note 2 above, the cancellation of NYNEX treasury stock (other than treasury shares held by consolidated subsidiaries of NYNEX in connection with certain financing transactions), and the change in the par value of shares of Bell Atlantic Common Stock, in accordance with the Merger Agreement.

(d) See the fourth and subsequent paragraphs under "Unaudited Pro Forma Combined Condensed Financial Statements" above for information related to Merger-related costs.

(e) A pro forma adjustment has been made to reflect the initial public offering of stock by a subsidiary of NYNEX as a capital transaction to conform to the method to be used by the merged companies for recording such transactions.

(f) A pro forma adjustment has been made to conform the presentation of interest charges incurred by NYNEX's financial services businesses (principally leasing operations) from Interest expense to Operating expense.

(g) Other pro forma adjustments have been made to conform the accounting policies of the companies.

(h) Pro forma adjustments have been made for the estimated tax effects of adjustments discussed in (a), (b), (d), (e) and (g).

(i) A pro forma adjustment has been made to conform the computation of weighted average number of common shares related to common stock equivalents.